Charter National Life Insurance Company
                    Charter National Variable Annuity Account


                      Supplement, dated December 6, 2002 to
                              Scudder Horizon Plan
                          Prospectus dated May 1, 2002



This supplement amends the above-referenced prospectus for the Scudder Horizon Plan (the "Contract"), offered by Charter National Life Insurance Company. Keep this supplement for future reference together with your prospectus.

Page 25 of the Prospectus: The third paragraph under the Section entitled "DISTRIBUTION OF THE CONTRACT" is amended to read as follows:

         ALFS has contracted with Scudder Distributors, Inc. ("Scudder") for Scudder's services in connection with the distribution of the contracts. Scudder is registered with SEC as a broker-dealer under the 1934 Act and is a member of the NASD. Individuals directly involved in the sale of the contracts are registered representatives of Scudder and are licensed agents. The principal address of Scudder is 222 South Riverside Plaza, Chicago, Illinois 60606.